UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

VENTYX BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40928	83-2996852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12790 El Camino Real Suite 200
San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 760 407-6511

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VTYX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 17, 2025, Ventyx Biosciences, Inc. (the “Company”), issued a press release announcing top-line data from its Phase 2a safety and biomarker trial evaluating its CNS-penetrant NLRP3 inhibitor, VTX3232, in patients with early-stage Parkinson’s disease. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 17, 2025, the Company announced top-line data from its Phase 2a safety and biomarker trial evaluating its CNS-penetrant NLRP3 inhibitor, VTX3232, in patients with early-stage Parkinson’s disease. The single-center, open-label Phase 2a trial evaluated a 40mg oral daily dose of VTX3232 in ten patients with early-stage, idiopathic Parkinson’s disease over a 28-day treatment period.

The following was observed from the top-line data in the Phase 2a trial:

•
All adverse events were mild or moderate in severity and assessed as unrelated to study treatment. No serious adverse events were reported.
•
Steady state concentrations of VTX3232 in cerebral spinal fluid (“CSF”) and plasma exceeded the IC90 for NLRP3 inhibition by ≥3-fold for a full 24-hours post-dose, demonstrating a pharmacokinetic profile.
•
A high correlation between plasma and CSF exposures across the Company’s Phase 1 trial and this Phase 2a trial of VTX3232 was observed.
•
Reductions in levels of downstream biomarkers of NLRP3-inhibition in plasma and CSF were observed with VTX3232.
•
Treatment was associated with improvement in both motor and non-motor symptoms of Parkinson’s disease, as measured by MDS-UPDRS.
•
Other exploratory markers including sTREM2, GFAP, S100B, NfL, Aβ40 and Aβ42, were either unchanged and/or fluctuated within normal levels and no acute changes in exploratory PET imaging were observed, consistent with a 28-day study.

The observations disclosed above are historical, based on preliminary data and summarized by the Company, and thus reflective of the Company’s interpretation of the data from the Phase 2a study. The above should therefore be interpreted with appropriate caution and should not be interpreted as indicative of future results. The Company intends to present the complete dataset from the Phase 2a study at a future medical conference and to publish full results in a peer-reviewed medical journal.

The Company has begun planning for a double blind, placebo-controlled, dose ranging Phase 2 trial in Parkinson’s disease, and potentially in additional neurodegenerative disorders such as Alzheimer’s disease.

Forward Looking Statements

The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding the Company’s plans to present the complete dataset from the Phase 2a study at a future medical conference and to publish the full results in a peer-reviewed medical journal and the Company’s plans with respect to a double blind, placebo-controlled, dose ranging Phase 2 trial in Parkinson’s disease, and potentially in additional neurodegenerative disorders such as Alzheimer’s disease.

The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans or anticipated outcomes will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties associated with clinical development, including that the Phase 2a study is a short-duration open label study in a small group of patients (and that results observed in the study may not be indicative of future results in a larger study with longer duration), and that the top-line data above has been reported in a summary format and is reflective of the Company’s interpretation of such data, which is preliminary, and has not been presented with the complete dataset, as well as the risks and uncertainties inherent in Company’s business, including, without limitation: potential delays in the commencement, enrollment and completion of clinical trials; the

Company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; disruptions in the supply chain, including raw materials needed for manufacturing and animals used in research, delays in site activations and enrollment of clinical trials; the results of preclinical studies and clinical trials; early clinical trials not necessarily being predictive of future results; interim results not necessarily being predictive of final results; the potential of one or more outcomes to materially change as a trial continues and more patient data become available and following more comprehensive audit and verification procedures; regulatory developments in the United States and foreign countries; economic uncertainty in global markets caused by, among other things, geopolitical conditions, tariffs, military conflicts, and inflation volatility; unexpected adverse side effects or inadequate efficacy of the Company’s product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; the Company’s ability to obtain and maintain intellectual property protection for its product candidates; the use of capital resources by Ventyx sooner than expected; and other risks described in the Company’s prior press releases and the Company’s filings with the Securities and Exchange Commission (“SEC”), including in Part II, Item 1A (Risk Factors) of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025, filed on May 8, 2025, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTYX BIOSCIENCES, INC.

Date:	June 17, 2025	By:	/s/ Raju Mohan
Raju Mohan, Ph.D. Chief Executive Officer and Director (Principal Executive Officer)